                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 17, 1999

                     [VLASIC FOODS INTERNATIONAL INC. LOGO]
             (Exact name of registrant as specified in its charter)

       NEW JERSEY               1-13933                  52-2067518
(STATE OF INCORPORATION)   (COMMISSION FILE    (IRS EMPLOYER IDENTIFICATION NO.)
                                NUMBER)


                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
                          (PRINCIPAL EXECUTIVE OFFICES)

                        TELEPHONE NUMBER: (856)-969-7100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     In an effort to focus on continuing to grow our core "Vlasic" and "Swanson" businesses and to pay down debt, we have entered into a divestiture agreement with Money's Mushrooms Ltd. to sell Vlasic Farms, Inc., our fresh mushroom business. The agreed upon purchase price is approximately $50 million. The transaction is subject to satisfaction of customary conditions, including receipt of routine regulatory approvals and post-closing purchase price adjustments. We received approval for the transaction from our Board of Directors on December 17, 1999. The divestiture is expected to be completed by January 31, 2000.

     Our fresh mushroom business is a leading producer of fresh mushrooms in the U.S., with annual production of approximately 100 million pounds and net sales of approximately $120 million. The business has nine farms located throughout the U.S. and employs approximately 2,000 people.

     For a complete description of the terms of the pending divestiture, reference is made to the Stock Purchase Agreement entered into among Vlasic Foods International Inc., Money's Foods (U.S.) Ltd. and Money's Mushrooms Ltd. attached as Exhibit 2.1.

ITEM 5. OTHER INFORMATION

     The information included in this item is set forth in a press release issued by us dated December 20, 1999, announcing the pending sale of Vlasic Farms, Inc., our fresh mushroom business and is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information

     (1)  Introduction to Pro Forma Financial Information (unaudited)

     (2) Pro Forma Consolidated Statement of Earnings (unaudited) for the three months ended October 31, 1999

     (3) Pro Forma Consolidated Statement of Earnings (unaudited) for the three months ended November 1, 1998

     (4) Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended August 1, 1999

     (5) Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended August 2, 1998

     (6) Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended August 3, 1997

     (7)  Pro Forma Consolidated Balance Sheet (unaudited) as of October 31,
          1999

     (8)  Notes to Pro Forma Financial Information (unaudited)

(c)  Exhibits

      (2.1) Stock Purchase Agreement entered into among Vlasic Foods International Inc., Money's Foods (U.S.) Ltd. and Money's Mushrooms Ltd. on December 17, 1999. The Disclosure Schedule and exhibits to the Stock Purchase Agreement are not considered material and, pursuant to paragraph (b)(2) of Item 601 of Regulation S-K of the Rules and Regulations under the Securities Act of 1933, are not being included. Copies of these attachments can be provided to the Commission upon request.

      (99.1) Press Release dated December 20, 1999 announcing the pending sale of Vlasic Farms, Inc., our fresh mushroom business.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     VLASIC FOODS INTERNATIONAL INC.




Date:  January 3, 2000         By:      /s/ Mitchell P. Goldstein
                                   ---------------------------------------------
                                               Mitchell P. Goldstein
                                     Vice President and Chief Financial Officer

                           VLASIC FOODS INTERNATIONAL

              INDEX TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


     Introduction to Pro Forma Financial Information (unaudited)

     Pro Forma Consolidated Statement of Earnings (unaudited) for the three months ended October 31, 1999

     Pro Forma Consolidated Statement of Earnings (unaudited) for the three months ended November 1, 1998

     Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended August 1, 1999

     Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended August 2, 1998

     Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended August 3, 1997

     Pro Forma Consolidated Balance Sheet (unaudited) as of October 31, 1999

     Notes to Pro Forma Financial Information (unaudited)

                           VLASIC FOODS INTERNATIONAL

           INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


     The Pro Forma Consolidated Statements of Earnings for the three months ended October 31, 1999 and November 1, 1998 and for the fiscal years ended August 1, 1999, August 2, 1998 and August 3, 1997 present our consolidated results of operations, assuming that the divestiture of our mushroom business occurred as of the beginning of the periods presented. The Pro Forma Consolidated Balance Sheet as of October 31, 1999 presents our consolidated financial position assuming that the divestiture had been completed as of that date.

     The Pro Forma Consolidated Statements of Earnings for the fiscal years ended August 2, 1998 and August 3, 1997 present our consolidated results, assuming that the spin-off from Campbell had occurred as of the beginning of the periods presented and reflects interest expense on the incremental debt incurred as of the spin-off.

     The Pro Forma Financial Information should be read in conjunction with our historical financial statements and related notes included in our 1999 Annual Report on Form 10-K and our Quarterly Report filed on Form 10-Q for the quarter ended October 31, 1999 (the first quarter of fiscal 2000). The Pro Forma Financial Information presented is for informational purposes only and is not intended to be indicative of the results of operations that would have occurred had the divestiture been consummated as of the beginning of the periods presented, nor is it intended to be indicative of our future results of operations or financial position.

                           VLASIC FOODS INTERNATIONAL

            PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (unaudited)

                    (in thousands, except per share amounts)

                                                                     THREE MONTHS ENDED OCTOBER 31, 1999
                                                 ------------------------------------------------------------------------
                                                                                                PRO FORMA
                                                              DISCONTINUED      CONTINUING      ADJUSTMENTS
                                                  ACTUAL      OPERATIONS (a)    OPERATIONS         (b)          PRO FORMA
                                                 --------     -------------     ---------      -----------      ---------
Net sales                                        $264,404      $   29,469       $ 234,935                       $ 234,935
                                                 --------      ----------       ---------                       ---------

Costs and expenses
Cost of products sold                             184,315          29,054         155,261                         155,261
Marketing and selling expenses                     46,234             925          45,309                          45,309
Administrative expenses                            12,811           1,402          11,409                          11,409
Research and development expenses                   2,179             113           2,066                           2,066
Other expense (income)                                582              (3)            585                             585
                                                 --------      ----------       ---------                       ---------
  Total costs and expenses                        246,121          31,491         214,630                         214,630
                                                 --------      ----------       ---------                       ---------

Earnings (loss) before interest and taxes          18,283          (2,022)         20,305                          20,305
Interest expense                                   11,619            --            11,619        $    (794)        10,825
Interest income                                        95            --                95                              95
                                                 --------      ----------       ---------        ---------      ---------
Earnings (loss) before taxes                        6,759          (2,022)          8,781              794          9,575
Taxes on earnings                                   2,650            (775)          3,425              301          3,726
                                                 --------      ----------       ---------        ---------      ---------
Net earnings (loss)                              $  4,109      $   (1,247)      $   5,356        $     493      $   5,849
                                                 ========      ==========       =========        =========      =========

Earnings Per Share
Per share - basic                                $   0.09                       $    0.12                       $    0.13

Weighted average shares outstanding - basic        45,502                          45,502                          45,502

Per share - assuming dilution                    $   0.09                       $    0.12                       $    0.13

Weighted average shares outstanding
- assuming dilution                                45,529                          45,529                          45,529


                 See Notes to Pro Forma Financial Information.

                           VLASIC FOODS INTERNATIONAL

            PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (unaudited)

                    (in thousands, except per share amounts)

                                                                   THREE MONTHS ENDED NOVEMBER 1, 1998
                                                 ------------------------------------------------------------------------
                                                                                                PRO FORMA
                                                              DISCONTINUED      CONTINUING     ADJUSTMENTS
                                                  ACTUAL      OPERATIONS (a)    OPERATIONS         (b)          PRO FORMA
                                                 --------     -------------     ---------      -----------      ---------
Net sales                                        $327,050       $ 31,557         $295,493                       $295,493
                                                 --------       --------         --------                       --------

Costs and expenses
Cost of products sold                             236,539         28,839          207,700                        207,700
Marketing and selling expenses                     52,345            670           51,675                         51,675
Administrative expenses                            18,243          1,294           16,949                         16,949
Research and development expenses                   1,502            134            1,368                          1,368
Other expense (income)                                542             (1)             543                            543
                                                 --------       --------         --------                       --------
  Total costs and expenses                        309,171         30,936          278,235                        278,235
                                                 --------       --------         --------                       --------

Earnings before interest and taxes                 17,879            621           17,258                         17,258
Interest expense                                   10,760           --             10,760       $     (705)       10,055
Interest income                                       245           --                245                            245
                                                 --------       --------         --------       ----------      --------
Earnings before taxes                               7,364            621            6,743              705         7,448
Taxes on earnings                                   2,700            235            2,465              267         2,732
                                                 --------       --------         --------       ----------      --------
Net earnings                                     $  4,664       $    386         $  4,278       $      438      $  4,716
                                                 ========       ========         ========       ==========      ========

Earnings Per Share
Per share - basic                                $   0.10                        $   0.09                       $   0.10

Weighted average shares outstanding - basic        45,491                          45,491                         45,491

Per share - assuming dilution                    $   0.10                        $   0.09                       $   0.10

Weighted average shares outstanding
- assuming dilution                                45,716                          45,716                         45,716


                 See Notes to Pro Forma Financial Information.

                           VLASIC FOODS INTERNATIONAL

            PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (unaudited)

                    (in thousands, except per share amounts)

                                                                             YEAR ENDED AUGUST 1, 1999
                                                 ---------------------------------------------------------------------------------
                                                                                                      PRO FORMA
                                                                  DISCONTINUED        CONTINUING     ADJUSTMENTS
                                                    ACTUAL        OPERATIONS (a)      OPERATIONS          (b)           PRO FORMA
                                                 -----------     ---------------     -----------      -----------      -----------
Net sales                                        $ 1,307,986       $   119,715       $ 1,188,271                       $ 1,188,271
                                                 -----------       -----------       -----------                       -----------

Costs and expenses
Cost of products sold                                922,357           116,810           805,547                           805,547
Marketing and selling expenses                       244,810             4,014           240,796                           240,796
Administrative expenses                               62,799             5,849            56,950                            56,950
Research and development expenses                      8,034               537             7,497                             7,497
Other expense (income)                                 1,421               (15)            1,436                             1,436
Special items                                        135,314             3,000           132,314                           132,314
                                                 -----------       -----------       -----------                       -----------
  Total costs and expenses                         1,374,735           130,195         1,244,540                         1,244,540
                                                 -----------       -----------       -----------                       -----------

Earnings (loss) before interest and taxes            (66,749)          (10,480)          (56,269)                          (56,269)
Interest expense                                      44,521              --              44,521       $   (2,898)          41,623
Interest income                                          739              --                 739                               739
                                                 -----------       -----------       -----------       ----------      -----------
Earnings (loss) before taxes                        (110,531)          (10,480)         (100,051)           2,898          (97,153)
Taxes on earnings                                     15,800            (3,972)           19,772            1,098           20,870
                                                 -----------       -----------       -----------       ----------      -----------
Net earnings (loss)                              $  (126,331)      $    (6,508)      $  (119,823)      $    1,800      $  (118,023)
                                                 ===========       ===========       ===========       ==========      ===========

Earnings (Loss) Per Share
Per share - basic                                $     (2.78)                        $     (2.63)                      $     (2.59)

Weighted average shares outstanding - basic           45,500                              45,500                            45,500

Per share - assuming dilution                    $     (2.78)                        $     (2.63)                      $     (2.59)

Weighted average shares outstanding
- assuming dilution (d)                               45,500                              45,500                            45,500


                See Notes to Pro Forma Financial Information.

                           VLASIC FOODS INTERNATIONAL

            PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)

                    (in thousands, except per share amounts)

                                                                            YEAR ENDED AUGUST 2, 1998
                                                 --------------------------------------------------------------------------------
                                                                                                      PRO FORMA
                                                                  DISCONTINUED       CONTINUING       ADJUSTMENTS
                                                    ACTUAL        OPERATIONS (a)     OPERATIONS         (b) (c)        PRO FORMA
                                                 -----------     ---------------     -----------      -----------     -----------
Net sales                                        $ 1,357,274       $   119,980       $ 1,237,294                      $ 1,237,294
                                                 -----------       -----------       -----------                      -----------

Costs and expenses
Cost of products sold                                978,025           105,189           872,836                          872,836
Marketing and selling expenses                       245,119             2,592           242,527                          242,527
Administrative expenses                               64,063             3,901            60,162                           60,162
Research and development expenses                      7,907               485             7,422                            7,422
Other expense (income)                                (2,927)               (8)           (2,919)                          (2,919)
Special items                                         42,450               400            42,050                           42,050
                                                 -----------       -----------       -----------                      -----------
  Total costs and expenses                         1,334,637           112,559         1,222,078                        1,222,078
                                                 -----------       -----------       -----------                      -----------

Earnings before interest and taxes                    22,637             7,421            15,216                           15,216
Interest expense                                      13,446              --              13,446       $  22,885           36,331
Interest income                                          388              --                 388                              388
                                                 -----------       -----------       -----------       ---------      -----------
Earnings (loss) before taxes                           9,579             7,421             2,158         (22,885)         (20,727)
Taxes on earnings                                     15,378             2,813            12,565          (6,578)           5,987
                                                 -----------       -----------       -----------       ---------      -----------
Earnings (loss) before cumulative effect of
accounting change (e)                            $    (5,799)      $     4,608       $   (10,407)      $ (16,307)     $   (26,714)
                                                 ===========       ===========       ===========       =========      ===========

Earnings (Loss) Per Share
Per share - basic                                $     (0.13)                        $     (0.23)                     $     (0.59)

Weighted average shares outstanding - basic           45,458                              45,458                           45,458

Per share - assuming dilution                    $     (0.13)                        $     (0.23)                     $     (0.59)

Weighted average shares outstanding
- assuming dilution (d)                               45,458                              45,458                           45,458


                See Notes to Pro Forma Financial Information.

                           VLASIC FOODS INTERNATIONAL

            PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (unaudited)

                                 (in thousands)

                                                                             YEAR ENDED AUGUST 3, 1997
                                                 --------------------------------------------------------------------------------
                                                                                                      PRO FORMA
                                                                  DISCONTINUED       CONTINUING       ADJUSTMENTS
                                                    ACTUAL        OPERATIONS (a)     OPERATIONS         (b) (c)        PRO FORMA
                                                 -----------     ---------------     -----------      -----------     -----------
Net sales                                        $1,508,285        $  127,134        $1,381,151                        $1,381,151
                                                 ----------        ----------        ----------                        ----------

Costs and expenses
Cost of products sold                             1,048,433           116,423           932,010                           932,010
Marketing and selling expenses                      266,475             2,509           263,966                           263,966
Administrative expenses                              53,050             2,462            50,588                            50,588
Research and development expenses                     8,620               590             8,030                             8,030
Other expense (income)                                2,446                (3)            2,449                             2,449
Special items                                        12,634              --              12,634                            12,634
                                                 ----------        ----------        ----------                        ----------
  Total costs and expenses                        1,391,658           121,981         1,269,677                         1,269,677
                                                 ----------        ----------        ----------                        ----------

Earnings before interest and taxes                  116,627             5,153           111,474                           111,474
Interest expense                                      1,600              (180)            1,780           36,578           38,358
Interest income                                         588              --                 588                               588
                                                 ----------        ----------        ----------        ---------       ----------
Earnings before taxes                               115,615             5,333           110,282          (36,578)          73,704
Taxes on earnings                                    37,475             2,035            35,440             (440)          35,000
                                                 ----------        ----------        ----------        ---------       ----------
Net earnings (f)                                 $   78,140        $    3,298        $   74,842        $ (36,138)      $   38,704
                                                 ==========        ==========        ==========        =========       ==========


                See Notes to Pro Forma Financial Information.

                           VLASIC FOODS INTERNATIONAL

                PRO FORMA CONSOLIDATED BALANCE SHEET (unaudited)

                                 (in thousands)


                                                                                    October 31, 1999
                                                         ---------------------------------------------------------------------------
                                                                                                          PRO FORMA
                                                                       DISCONTINUED                      ADJUSTMENTS
                                                          ACTUAL       OPERATIONS (g)     RESTATED           (h)           PRO FORMA
                                                         ---------     --------------     ---------      -----------      ----------
Current assets
Cash and cash equivalents                                $     256        $      44       $     212       $   6,000       $   6,212
Accounts receivable                                        115,342            9,547         105,795            --           105,795
Inventories                                                164,220            7,011         157,209            --           157,209
Other current assets                                        18,912            1,688          17,224          (1,643)         15,581
                                                         ---------        ---------       ---------       ---------       ---------
Total current assets                                       298,730           18,290         280,440           4,357         284,797
                                                         ---------        ---------       ---------       ---------       ---------

Plant assets, net                                          314,143           35,072         279,071            --           279,071
Other assets, principally intangible assets, net            79,028             --            79,028            --            79,028
Net assets of discontinued operations                         --            (39,863)         39,863         (39,863)           --
                                                         ---------        ---------       ---------       ---------       ---------
Total assets                                             $ 691,901        $  13,499       $ 678,402       $ (35,506)      $ 642,896
                                                         =========        =========       =========       =========       =========


Current liabilities
Notes payable                                            $     150        $      48       $     102       $    --         $     102
Payable to suppliers and others                             87,978            5,732          82,246            --            82,246
Accrued liabilities                                         55,620            2,892          52,728          (2,334)         50,394
                                                         ---------        ---------       ---------       ---------       ---------
Total current liabilities                                  143,748            8,672         135,076          (2,334)        132,742
                                                         ---------        ---------       ---------       ---------       ---------

Long-term debt                                             499,262             --           499,262         (40,000)        459,262
Deferred income taxes                                       13,485            1,934          11,551           1,062          12,613
Other liabilities                                           50,456            2,893          47,563          (2,801)         44,762
                                                         ---------        ---------       ---------       ---------       ---------
Total liabilities                                          706,951           13,499         693,452         (44,073)        649,379
                                                         ---------        ---------       ---------       ---------       ---------

Shareowners' equity (deficit)
Preferred stock, no par value, authorized 4,000               --                               --              --              --
shares; none issued
Common stock, no par value; authorized 56,000
shares; issued shares 45,502                               137,758                          137,758            --           137,758
Accumulated deficit                                       (147,337)                        (147,337)          8,567        (138,770)
Accumulated other comprehensive earnings (loss)             (5,471)                          (5,471)           --            (5,471)
                                                         ---------                        ---------       ---------       ---------
Total shareowners' equity (deficit)                        (15,050)                         (15,050)          8,567          (6,483)
                                                         ---------                        ---------       ---------       ---------
Total liabilities and shareowners' equity (deficit)      $ 691,901                        $ 678,402       $ (35,506)      $ 642,896
                                                         =========                        =========       =========       =========


                See Notes to Pro Forma Financial Information.

                           VLASIC FOODS INTERNATIONAL

              NOTES TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


(a) The "Discontinued Operations" columns represent the results of operations of our fresh mushroom business, adjusted to properly present such results as a discontinued operation. Interest expense has not been allocated to discontinued operations.

(b) Gives effect to the pro forma reduction of interest expense to reflect the application of a portion of the estimated net proceeds from the sale of our fresh mushroom business as a reduction of long-term debt as if the pending sale had been completed as of the beginning of the periods presented. The calculation reflects weighted average interest rates of 7.4% and 6.75% for the three months ended October 31, 1999 and November 1, 1998, respectively, and 6.75%, 7.0%, and 7.0% for the fiscal years ended August 1, 1999, August 2, 1998, and August 3, 1997, respectively. The related tax impact of the pro forma interest expense is included within taxes on earnings.

(c) Gives effect to pro forma interest expense on the $500 million of debt assumed from Campbell at the spin-off as well as the $60 million incurred to repay certain intercompany payables representing advances from Campbell to subsidiaries of Vlasic. Pro forma interest expense was adjusted to reflect the spin-off as if it had been completed as of the beginning of the periods presented. The calculation reflects an interest rate of 7.0% for the fiscal years ended August 2, 1998 and August 3, 1997. The related tax impact of the pro forma interest expense is included within taxes on earnings.

(d)   Excludes potentially dilutive shares as the result would be antidilutive.

(e) Excludes the cumulative effect of a change in accounting principle of $0.6 million relating to the write-off of previously capitalized business process reengineering costs in accordance with EITF 97-13. For the period presented, the cumulative effect of accounting change on a per share basis for both basic and diluted was $0.01.

(f) Historical earnings per share for the fiscal year ending August 3, 1997 are not presented since our common stock was not part of the capital structure of Campbell.

(g) Eliminates the net assets of our fresh mushroom business as if the divestiture had been completed as of the balance sheet date.

(h) We estimate that we will receive approximately $44 million in net proceeds from the sale of Vlasic Farms, Inc., our fresh mushroom business, after we deduct transaction costs and the impact of the estimated purchase price adjustment which is based on a closing net asset calculation as of the end of January 2000. We intend to use approximately $40 million of the estimated net proceeds to repay a portion of our indebtedness outstanding under the Senior Credit Facility. The balance of the estimated net proceeds will be used to fund other costs incurred in connection with the divestiture including retention and severance bonuses to be paid to employees effected by the transaction and possible environmental remediation incident to environmental studies to be completed by the buyer.

      In accordance with Statement of Financial Accounting Standards (SFAS) No. 88 "Employers' Accounting for Settlements and Curtailments of Defined Benefit Plans and for Termination Benefits" and SFAS No. 106 "Employers' Accounting for Postretirement Benefits Other Than Pensions" the pro forma adjustments include our estimate of our expected curtailment adjustment to accrued benefit costs to reflect the reduced expected years of future service for the employees who will no longer be employees of Vlasic Foods International.

                                  EXHIBIT INDEX

     EXHIBIT
       NO.         DESCRIPTION
      (2.1)       Stock Purchase Agreement entered into among Vlasic Foods
                  International Inc., Money's Foods (U.S.) Ltd. and Money's
                  Mushrooms Ltd. on December 17, 1999. The Disclosure Schedule
                  and exhibits to the Stock Purchase Agreement are not
                  considered material and, pursuant to paragraph (b)(2) of Item
                  601 of Regulation S-K of the Rules and Regulations under the
                  Securities Act of 1933, are not being included. Copies of
                  these attachments can be provided to the Commission upon
                  request.

      (99.1) Press Release dated December 20, 1999 announcing the pending sale of Vlasic Farms, Inc., our fresh mushroom business.
